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                                                                    EXHIBIT 10.3


                                December 26, 2000


Prestolite Electric Incorporated
2311 Green Road
Suite B
Ann Arbor, Michigan 48105

Re: Second Amended and Restated Credit Agreement dated as of December 31, 1998, as amended ("Credit Agreement"), between Comerica Bank and Prestolite Electric Incorporated

Ladies and Gentlemen:

         Reference is hereby made to that certain letter agreement dated September 29, 2000 (the "Termination Letter"), pursuant to which we agreed to and acknowledged termination of the Credit Agreement. As we have discussed, the Termination Letter was inadvertently executed. In fact, we have separately agreed to in another letter agreement dated December 26, 2000 that the Credit Agreement shall be and has been amended and restated such that the maximum amount of credit available thereunder has been permanently reduced from $23,000,000 to $5,000,000 upon the terms and conditions set forth therein. Accordingly, the Termination Letter is hereby rescinded and shall be of no force and effect.


                                                     Very truly yours,



                                                     Peggy A. Cummins
                                                     First Vice President


Acknowledged and agreed to
as of the date set forth above:

PRESTOLITE ELECTRIC INCORPORATED

By:__________________________________

Its: ________________________________